Exhibit No. 32
CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Digi International Inc. (the Registrant) on Form 10-Q for the fiscal quarter ending June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Quarterly Report on Form 10-Q complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
August 9, 2011

/s/ Joseph T. Dunsmore
Joseph T. Dunsmore
President, Chief Executive Officer, and Chairman

/s/ Steven E. Snyder
Steven E. Snyder
Senior Vice President, Chief Financial Officer and Treasurer